UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 8, 2010
Health Care REIT, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8923 (Commission File Number)	34-1096634 (IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio (Address of principal executive offices)	43615 (Zip Code)
Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-12
EX-23
EX-99.1

Item 8.01 Other Events.
     Pursuant to ASC 205-20, “Presentation of Financial Statements — Discontinued Operations”, certain assets of Health Care REIT, Inc. (the “Company”) are now classified as discontinued operations due to their sale during the nine months ended September 30, 2010 or their classification as held for sale at September 30, 2010. As a result, the Company is reclassifying in this Current Report its operations, including rental income, interest expense and provision for depreciation and amortization related to those assets for prior periods. The application of ASC 205-20 had no effect on net income attributable to common stockholders for any period presented therein.
     During the three months ended March 31, 2010, we changed our reportable business segments to senior housing and care group and medical facilities group and reclassified certain assets and related revenues. The senior housing and care segment is comprised of senior housing facilities (independent living and assisted living facilities) and skilled nursing facilities. The medical facilities segment is comprised of medical office buildings and hospitals. Hospitals that were formerly classified as investment properties have been reclassified in this Current Report to medical facilities. Accordingly, we have reclassified the relevant amounts and certain assets and revenues to be included in the related business segments in this Current Report to be consistent with the new classification.
     This Current Report also includes changes we have made to address certain comments received from the Securities and Exchange Commission regarding our Form 10-K for the year ended December 31, 2009. Those changes include a revision to the calculation of funds from operations as presented in “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
     As a result of the changes mentioned above, the Company is updating portions of “Item 1 — Business,” “Item 1A — Risk Factors,” “Item 2 — Properties,” “Item 6 — Selected Financial Data,” “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8 — Financial Statements and Supplementary Data.” All other information contained in the Form 10-K for the year ended December 31, 2009 and the other portions of Items 1, 1A, 2, 6, 7 and 8 have not been updated or modified (with the exception of certain minor changes to Items 7 and 8 to reflect proper cross-references). For more recent information regarding the Company, please see the Company’s Quarterly Report on Form 10-Q, Current Reports on Form 8-K and other reports and information filed with or furnished to the Securities and Exchange Commission since February 26, 2010. Additionally, the Company is including, for information purposes, Financial Statement Schedules III and IV, which are unchanged from Item 15 of the Form 10-K for the year ended December 31, 2009. The foregoing items are attached as Exhibit 99.1 to this Current Report.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
None.
(b) Pro Forma Financial Information.
None.
(c) Exhibits.

12	Statement Regarding Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends (unaudited)

23	Consent of Ernst & Young LLP, independent registered public accounting firm

99.1	Business
Risk Factors
Properties
Selected Financial Data
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Financial Statements and Supplementary Data
Schedule III
Schedule IV
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH CARE REIT, INC.
By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Its: Chairman of the Board, Chief Executive Officer and President

Dated: November 8, 2010